UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 2, 2017

Hostess Brands, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-37540	47-4168492
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 East Armour Boulevard, Kansas City, Missouri		64111
(Address of principal executive offices)		(Zip Code)

(816) 701-4600
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☑ Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to section 13(a) of the Exchange Act.

Item 2.02  Results of Operations and Financial Condition.

On November 4, 2016, in a transaction referred to as the “Business Combination,” Hostess Brands, Inc.  (the “Company”, “we”, “us”, or “us”)  acquired a controlling interest in Hostess Holdings, L.P. (“Hostess Holdings”).  As a result of the Business Combination, for accounting purposes, Hostess Brands, Inc. is the acquirer and Hostess Holdings is the acquired party and accounting predecessor. Our financial statement presentation for calendar year 2016 includes the financial statements of Hostess Holdings and its subsidiaries as “Predecessor” for periods prior to the completion of the Business Combination and of Hostess Brands, Inc., including the consolidation of Hostess Holdings and its subsidiaries, for periods subsequent to the Business Combination. In addition, we have also included:

•
in our Annual Report on Form 10-K for the year ended December 31, 2016, filed with the Securities and Exchange Commission (the “SEC”) on March 14, 2017, an unaudited pro forma combined statement of operations, related explanatory notes, and reconciliations to adjusted EBITDA for the year ended December 31, 2016;

•
in Exhibit 99.1 to our Current Report on Form 8-K filed with the SEC on March 14, 2017, an unaudited pro forma combined statement of operations, related explanatory notes, results of operations by segment and reconciliations to adjusted EBITDA for the three months ended December 31, 2016; and

•
in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2017, filed with the SEC on May 9, 2017, an unaudited pro forma statement of operations, related explanatory notes, results of operations by segment and reconciliations to adjusted EBITDA for the three months ended March 31, 2016.

In each case, the pro forma financial information gives effect to the Business Combination as if such transaction had been consummated on January 1, 2016.

Attached as Exhibit 99.1 to this Current Report on Form 8-K are unaudited pro forma statements of operations, related explanatory notes, results of operations by segment and reconciliations to adjusted EBITDA, for the three and six months ended June 30, 2016, and three and nine months ended September 30, 2016.

We believe this 2016 pro forma information provides useful supplemental information regarding the financial performance of the Hostess business during 2016.

This information in this Item 2.02 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1     Pro Forma Consolidated Statements of Operations for the three and six months ended June 30, 2016 and the three and nine months ended September 30, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOSTESS BRANDS, INC.

Date: June 2, 2017	By:	/s/ Thomas Peterson
	Name:	Thomas Peterson
	Title:	Executive Vice President, Chief Financial Officer

Exhibit List

Exhibit No.	Description of Exhibits

99.1	Pro Forma Consolidated Statements of Operations for the three and six months ended June 30, 2016 and the three and nine months ended September 30, 2016